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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 30, 2005

                               IPC Holdings, Ltd.
             (Exact Name of Registrant as Specified in its Charter)


              BERMUDA                   No. 0-27662        NOT APPLICABLE
    (State or other Jurisdiction        (Commission        (IRS Employer
         of Incorporation)              File Number)     Identification No.)


         AMERICAN INTERNATIONAL BUILDING,
                 29 RICHMOND ROAD,
                 PEMBROKE, BERMUDA                         HM 08
     (Address of Principal Executive Offices)            (Zip Code)


                                 (441) 298-5100
              (Registrant's telephone number, including area code)

------------------------------------------------------------------------------
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGMENT OF A REGISTRANT.

      On December 30, 2005, IPCRe Limited ("IPCRe"), a wholly owned subsidiary of IPC Holdings, Ltd., entered into two standby letter of credit facilities; one committed collateralized facility with Barclays Bank PLC ("Barclays") in a maximum aggregate principal amount of $200 million (the "Barclays Agreement") and one uncommitted collateralized facility with Bayerische Hypo- und Vereinsbank AG ("HVB") in a maximum aggregate principal amount of $250 million (the "HVB Agreement" and together with the Barclays Agreement, the "Agreements"). Letters of credit issued pursuant to the Agreements will be used to provide security to IPCRe's reinsurance clients. IPCRe provides the banks security for its repayment obligations by giving the banks liens over certain of IPCRe's investment securities. IPCRe's outstanding obligations under the Barclays Agreement shall be accelerated in the event that IPCRe is the subject of a voluntary or involuntary insolvency proceeding or any similar type of proceeding. Barclays may decide to accelerate those obligations upon the occurrence of any event of default.

      A copy of the agreement with HVB is filed with this Current Report on Form 8-K as Exhibit 99.1 and a copy of the agreement with Barclays is filed with this Current Report on Form 8-K as Exhibit 99.2. Each of them is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 $250 Million Letter of Credit Facility, dated December 30, 2005, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.

99.2 $200 Million Credit Agreement, entered into on December 30, 2005, between IPCRe Limited and Barclays Bank PLC.


                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         IPC HOLDINGS, LTD.



Date: January 13, 2006                   By: /s/ James P. Bryce
                                             -----------------------------------
                                            Name:  James P. Bryce
                                            Title: President and Chief Executive
                                                   Officer
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                                  EXHIBIT INDEX

99.1 $250 Million Letter of Credit Facility, dated December 30, 2005, between IPCRe Limited and Bayerische Hypo- und Vereinsbank AG.

99.2 $200 Million Credit Agreement, entered into on December 30, 2005, between IPCRe Limited and Barclays Bank PLC.